                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of report: October 15, 1998

                Volkswagen Credit Auto Receivables Corporation
                ----------------------------------------------
             (Exact Name of Registration as Specified in Charter)


                                   EXHIBITS

        Delaware                   33-80055              38-2748796
        --------                   --------              ----------

(State of Incorporation)   (Commission File Number)  (IRS Employer Id. No.)


                3800 Hamlin Road, Auburn Hills, Michigan 48326
                ----------------------------------------------
              (Address of Principal Executive Offices)(Zip Code)


      Registrant's telephone number, including area code: (248) 340-4938


                                      N/A
       -----------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

                The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended October 15, 1998, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference,

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.


        Designation           Description                Method of Filing
        -----------           -----------                ----------------

        Exhibit 20      Reports for the month ended   Filed with this report.
                        October 15, 1998 provided to
                        Chemical Bank, as trustee
                        under the Volkswagen
                        Credit Auto Master Trust,
                        Series 1996-1

                Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Volkswagen Credit Auto Master Trust

                                 By: Volkswagen Credit Auto
                                     Receivables Corporation

                                 By: /s/ Allen L. Strang
                                     ---------------------------------
                                         Allen L. Strang

                  VOLKSWAGEN CREDIT AUTO MASTER TRUST 1996-1

----------------------------------------------------------------------------------------------------

                 Distribution Date Statement: October 15, 1998

a.       Aggregate Amount of Collections                                             $318,663,092.83
         Aggregate Amount of Interest Collections                                    $  4,136,277.42
         Aggregate Amount of Principal Collections                                   $314,526,815.41
         Investment Proceeds                                                         $          0.00

b.       Series Allocation Percentage                                                         100.00%
         Floating Allocation Percentage                                                        76.86%
         Fixed Allocation Percentage                                                             N/A

c.       Total Amount Distributed on Series 1996-1                                   $  1,796,825.00

d.       Amount of Such Distribution Allocable to Principal on 1996-1                $          0.00

e.       Amount of Such Distribution Allocable to Interest on 1996-1                 $  1,796,825.00

f.       Investor Default Amount                                                     $          0.00

g.       Draw Amount                                                                 $          0.00

h.       Investor Charge Offs                                                        $          0.00
         Amounts of Reimbursements                                                   $          0.00

i.       Monthly Servicing Fee                                                                  1.00%

j.       Expected Controlled Distribution Amount                                     $          0.00

k.       Invested Amount                                                             $370,679,848.79

l.       Pool Factor                                                                           98.85%

m.       Available Subordinated Amount                                               $ 77,469,560.68

n.       Reserve Fund Balance                                                        $  1,875,000.00

o.       Principal Funding Account Balance                                           $          0.00
         Yield Supplement Account Balance                                            $  1,875,000.00

VW CREDIT, INC. - SERVICER                                                                                                   Page 1
14-October-98
                                        VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                          Monthly Servicer Report Input and Summary Page
                                          ----------------------------------------------


TRANSACTION SUMMARY
-------------------
                                                                                 From                  To                Days
                                                                                 ----                  --                ----
Current Interest Period                                                         9/15/98              10/14/98             29

Series Allocation Percentage                                                               100.00%


Initial Principal Balance                                                         $375,000,000.00
Outstanding Principal Balance                                                     $375,000,000.00
Principal Balance of Receivables for Determination Date                           $468,490,774.99
Amount Invested in Receivables on Series Issuance Date                            $375,000,000.00
Initial Invested Amount                                                           $375,000,000.00
Invested Amount at the Beginning of Period                                        $375,000,000.00
Invested Amount                                                                   $370,679,848.79
Required Subordinated Amount                                                       $77,469,560.68
Excess Funded Amount                                                                $4,320,151.21

Available Subordinated Amount (previous period)                                    $98,892,898.86

Incremental Subordinated Amount (previous period)                                  $31,399,521.12

RESERVE FUND AND YIELD SUPPLEMENT ACCOUNT
-----------------------------------------

Yield Supplement Account Initial Deposit                                            $1,875,000.00
Yield Supplement Account Beginning Balance                                          $1,875,000.00
Yield Supplement Account Required Amount                                            $1,875,000.00

Reserve Fund Initial Deposit                                                        $1,875,000.00
Reserve Fund Required Amount                                                        $1,875,000.00
Reserve Fund Beginning Balance                                                      $1,875,000.00


Outstanding Carryover Amount - Beginning Balance                                            $0.00
Yield Supplement Account Draw Amount                                                        $0.00
Outstanding Carryover Amount - Ending Balance                                               $0.00
Yield Supplement Account Balance - Ending Balance                                   $1,875,000.00
Yield Supplement Account Required Deposit Amount                                            $0.00

Reserve Fund Draw Amount                                                                    $0.00
Reserve Fund Ending Balance                                                         $1,875,000.00
Reserve Fund Required Deposit Amount                                                        $0.00

1-month LIBOR Rate (annualized)                                                         5.5898400%
Certificate Coupon (annualized)                                                         5.7498400%
Prime Rate (annualized)                                                                 8.5000000%
Servicing Fee Rate (annualized)                                                             1.000%
Excess Spread                                                                           1.9101600%

TRUST PRINCIPAL RECEIVABLES
---------------------------

Pool Balance at the Beginning of Period                                           $487,900,421.24
Pool Balance at the Ending of Period                                              $462,976,603.43
Average Aggregate Principal Balance                                               $475,438,512.34


Aggregate Principal Collections                                                   $314,526,815.41

New Principal Receivables                                                         $261,165,582.06
Receivables Added for Additional Accounts                                          $28,437,414.94
Investor Default Amount                                                                     $0.00
Net Losses                                                                                  $0.00
Monthly Interest Accrued, but not Paid                                                      $0.00
Ineligible Receivables                                                                      $0.00

Ineligible Receivables in Prior Collection Period                                           $0.00
Defaulted Receivables in Ineligible and Overconc. Accounts                                  $0.00

MISCELLANEOUS DATA
------------------


Recoveries on Receivables Written Off                                                       $0.00
Spread Over Prime for Portfolio                                                              0.16%
Weighted Average Interest Rate                                                               8.66%



PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
--------------------------------------------------
Net losses as a % of Avg. Receivables Balance (annualized)                        0.00%

PORTFOLIO AND DEALERSHIP STATISTICS
-----------------------------------

Used Vehicle Receivables' Balance                                                 $34,944,006.39
Used Vehicle Percentage                                                           7.548%
Used Vehicle Percentage During Last Collection Period                             6.887%
Early Amortization Event?                                                         NO
Largest Dealer or Dealer Affiliation Balance                                      $16,957,732.70
Largest Dealer Percentage                                                         3.476%

Aggregate Principal Amount of Receivables of Dealers over 2%                      $26,792,008.46
Aggregate % Principal Amount of Receivables of Dealers over 2%                    5.787%

SUMMARY OF COLLECTIONS
----------------------

Aggregate Amount of Collections                                                   $318,663,092.83
Aggregate Amount of Interest Collections                                          $4,136,277.42
Investment Proceeds                                                               $0.00
Aggregate Amount of Principal Collections                                         $314,526,815.41
Asset Receivables Rate                                                            9.315%
Use Asset Receivables Rate?                                                       NO
Carryover Amount (this Distribution Date)                                         N/A
Total Carryover Amount                                                            N/A

PAYMENT RATE INFORMATION
------------------------

Monthly Payment Rate                                                              66.16%
Previous Collection Period Monthly Payment Rate                                   62.05%
Monthly Payment Rate 3 months ago                                                 64.90%
3-month Average Payment Rate                                                      64.37%
12-month Minimum Payment Rate                                                     62.05%
Early Amortization Event?                                                         NO

ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
---------------------------------------------

Extend Revolving Period?                                                          YES
Last Day of Revolving Period                                                      N/A
Invested Amount as of Last Day of Revolving Period                                N/A
Accumulation Period Length (months)                                               N/A
First Accumulation Date                                                           TO BE DETERMINED
Expected Final Payment Date                                                       N/A
Required Participation Percentage                                                 4.00%
Principal Funding Account Balance                                                 $0.00
Principal Payment Amount                                                          $0.00
Controlled Deposit Amount                                                         $0.00

TOTAL AMOUNT DISTRIBUTED ON SERIES 1996-1
-----------------------------------------

CERTIFICATEHOLDERS
------------------
i.    Monthly Interest Distribution                                               $1,796,825.00
ii.   Monthly Servicing Fee Distribution                                          $308,899.87
iii.  Reserve Fund Deposit Amount Distribution                                    $0.00
iv.   Investor Default Amount Distribution                                        $0.00
v.    Outstanding Carryover Amount Distribution                                   $0.00
vi.   Yield Supplement Account Deposit Amount Distribution                        $0.00
                                                                                  -----
Excess Servicing                                                                  $1,073,415.71

Excess Servicing (Previous Period)                                                $731,602.91


DEFICIENCY AMOUNT
-----------------

Deficiency Amount                                                                 $0.0
Draw Amount                                                                       $0.0

VW CREDIT, INC. -- SERVICER
14-Oct-98

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                    Summary
                                    -------




                   Collections            ACCRUAL         DISTRIBUTION
                ------------------     -------------   ------------------
From:                   15-Sept-98
To:                      14-Oct-98
Days:                           29

LIBOR RATE               5.5898400%
(1 month)

SERIES #                       1   Active
VCI RATING:                   N/A


              TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
              --------------------------------------------------

                                         SERIES                                                EXCESS
Series                 SERIES          ALLOCATION         INVESTED         SUBORDINATED        FUNDED
Number                  NAME           PERCENTAGE          AMOUNT             AMOUNT           AMOUNT
----------------  ----------------   ---------------   ---------------    --------------    -------------
                  Trust                                $370,679,848.79    $77,469,560.68    $4,320,151.21
                1 Series 1996-1         100.00%        $370,679,848.79    $77,469,560.68    $4,320,151.21

     REQUIRED           REQUIRED         OUTSTANDING
   PARTICIPATION     PARTICIPATION       CERTIFICATE
    PERCENTAGE           AMOUNT            BALANCE
   -------------     --------------    ---------------
        N/A        $  14,827,193.95
       4.00%       $  14,827,193.95   $375,000,000.00

VW CREDIT, INC.--SERVICER
14-Oct-98                                                             PAGE 3
              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
------------------------------------------------------------------------------

INITIAL AMOUNTS                                                                   EXCESS SPREAD CALCULATION
---------------                                                                   -------------------------

Initial Invested Amount                   $375,000,000.00                         Weighted Average Rate Charged to Dealers   8.66%
Invested Amount                           $370,679,848.79                         LIBOR                                      5.59%
Controlled Accumulation Amount            $          0.00                         Certificate Rate (LIBOR+16 b.p.)           5.75%
Required Subordinated Amount              $ 77,469,560.68                         Servicing Fee Rate                         1.00%
Annualized Servicing Fee Rate                        1.00%                        Investor Net Losses                        0.00%
                                                                                                                             ----
First Controlled Accumulation Date         TO BE DETERMINED                       Excess Spread                              1.91%
Accumulation Period Length (months)             N/A
Expected Final Payment Date                     N/A
Initial Settlement Date                         28-Mar-96
Required Participation Percentage                    4.00%
Subordinated Percentage                             14.29%


SERIES 1996-1 MONTHLY REPORTING
--------------------------------------
                                                                                         REQUIRED              EXCESS
                                           SERIES 1996-1         INVESTED              SUBORDINATED            FUNDING
Principal Receivables                          TOTAL              AMOUNT                  AMOUNT               AMOUNT
--------------------------------------    ---------------     ---------------     ----------------------    -------------

Series Allocation Percentage                       100.00%
Beginning Balance                         $375,000,000.00     $375,000,000.00             $77,469,560.68    $4,320,151.21
  Floating Allocation Percentage                    76.86%              76.86%
  Fixed Allocation Percentage                   N/A

Principal Collections                     $314,526,815.41     $314,526,815.41              N.A.                 N.A.
New Principal Receivables                 $261,165,582.06     $261,165,582.06              N.A.                 N.A.
Principal Default Amounts                 $          0.00     $          0.00              N.A.                 N.A.
Receivables Added for Additional Acconts  $          0.00     $ 28,437,414.94              N.A.                 N.A.
Controlled Deposit Amount                 $          0.00                 N/A              N.A.                 N.A.
Principal Allocation Percentage
"Pool Factor"                                 98.84795968%

Ending Balance                            $375,000,000.00     $375,000,000.00             $78,372,442.83    $        0.00
  Floating Allocation Percentage                    81.00%              81.00%


NON-PRINCIPAL RECEIVABLES
--------------------------------------

Interest Collections                      $  3,179,140.59
Recoveries on Receivables Written Off     $          0.00
Investment Income                         $          0.00

VW  CREDIT, INC. -- SERVICER                                           PAGE 4
14-Oct-98

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                             ---------------------

Subordinated Amount & Reserve Fund                      CURRENT                PREVIOUS
----------------------------------------            -----------------     ------------------
Available Subordination Amount (Previous)             $ 98,892,898.86        $ 98,241,838.36
  Required Subordination Draw Amount                  $          0.00        $          0.00
  Reserve Fund Funds to Inv. Default Amount           $          0.00        $          0.00
  Excess Servicing (Previous Period)                  $    731,602.31        $    651,060.50
                                                      ---------------        ---------------
(a) Available Subordinated Amount?                    $ 99,624,501.77        $ 98,892,898.86

(b) Available Subordinated Amount?                    $ 52,954,254.11        $ 53,571,428.57

Available Subordinated Amount                         $101,345,039.13        $108,846,428.14

Incremental Subordinated Amount                       $ 24,515,296.57        $ 31,399,521.12
  Overconcentration Amount                            $ 26,792,008.46        $ 35,746,292.36

Beginning Reserve Fund Balance                        $  1,875,000.00        $  1,875,000.00
Reserve Fund Required Balance                         $  1,875,000.00        $  1,875,000.00
Reserve Fund Draw                                     $          0.00        $          0.00
Reserve Fund Required Deposit                         $          0.00        $          0.00
Reserve Fund Deposit Amount                           $          0.00        $          0.00
Reserve Fund Release                                  $          0.00        $          0.00
Ending Reserve Fund Balance                           $  1,875,000.00        $  1,875,000.00

REQUIRED INTEREST DISTRIBUTIONS
-------------------------------

Available Interest Collections                        $  4,136,277.42        $  4,031,844.26
  Certificateholder Interest Collections              $  3,179,140.59        $  2,796,376.56
  Subordinate Interest Collections                    $    656,764.33        $    633,628.73
Investment Income                                     $          0.00        $          0.00
Reserve Fund Balance                                  $  1,875,000.00        $  1,875,000.00
                                                      ---------------        ---------------
Total Interest  Available                             $  5,710,904.92        $  5,305,005.28

Interest Shortfall                                    $          0.00        $          0.00
Additional Interest                                   $          0.00        $          0.00
Carry-over Amount                                     $          0.00        $          0.00
Carry-over Shortfall                                  $          0.00        $          0.00
Additional Carry-over Shortfall                       $          0.00        $          0.00

Monthly Servicing Fee                                 $    396,198.76        $    428,574.69
Investor Monthly Servicing Fee                        $    308,899.87        $    312,500.00